Exhibit 99.2
1Q 2024 Investor Presentation

Disclosure This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include but are not limited to the Company’s future financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward-looking statements are not historical facts. Such statements may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “plan,” “continue” or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that are difficult to predict and are generally beyond our control and may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we caution you not to place undue reliance on these forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; inflation; an unexpected deterioration in our loan or securities portfolios; changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; further deterioration in the financial condition or stock prices of financial institutions generally; unexpected increases in our expenses; different than anticipated growth and our ability to manage our growth; the lingering effects of the COVID-19 pandemic on our business and results of operation; unanticipated regulatory action or changes in regulations; potential recessionary conditions; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; our ability to absorb the amount of actual losses inherent in our existing loan portfolio; an unanticipated loss of key personnel or existing customers; competition from other institutions resulting in unanticipated changes in our loan or deposit rates; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; unanticipated increases in FDIC costs; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected failure to successfully manage our credit risk and the sufficiency of our allowance, the credit and other risks from borrower and depositor concentrations (by geographic area and by industry); the current or anticipated impact of military conflict, terrorism or other geopolitical events; the costs, including possibly incurring fines, penalties or other negative effects (including reputational harm), of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions; a failure in or breach of the Company’s operational or security systems or infrastructure, including cyberattacks; the failure to maintain current technologies, or to implement new technologies; the failure to maintain effective internal controls over financial reporting; the failure to retain or attract employees; and unanticipated adverse changes in our customers’ economic conditions or general economic conditions, as well as those discussed under the heading “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q which have been filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Forward-looking statements speak only as of the date of this presentation. We do not undertake (and expressly disclaim) any obligation to update or revise any forward-looking statement, except as may be required by law. 1

Proven Growth-Oriented Business Model with Strong Risk Management, Poised to Deliver Significant Shareholder Value 2. Safe & Sound • Strong liquidity and disciplined interest rate management • Strong capital position • Conservative credit culture • Diversified deposit base • Proven, in-market deposit gathering capability 3. Client Centric • Priority on client execution • Relationship-oriented commercial lending • High touch service • Diversified banking product suite 4. Innovative • History of innovation • Comprehensive, flexible tech stack • Core Banking Digital Transformation 1. High Performing • Exceptional margin management • Strong book value growth • Focused on balanced revenue mix • Sustainable positive operating leverage • Strong, consistent organic capital generation 2

19.8% 9.0% 1.2% Metropolitan Commercial Bank KRX Index² NYC Middle-Market Banks³ Source: Bloomberg, FactSet, S&P Global Market Intelligence 1 CAGR from December 31, 2017 through December 31, 2023 2 KRX Index represents the KBW Regional Banking Index 3 Includes BKU, CNOB, DCOM, FFIC, FLIC, NYCB, OCFC, and VLY 4 Performance since November 7, 2017 (MCB offering price of $35.00 per share) through April 8, 2024 5 Cumulative shareholder return (change in stock price plus reinvested dividends) Share price performance 4JODF *10ĩ Performance since IPO Tangible book value per share CAGR¹ 2017–2023 Earnings per share CAGR¹ 2017–2023 13.8% 4.8% 3.9% Metropolitan Commercial Bank KRX Index² NYC Middle-Market Banks³ 5.8% (5.6%) (42.5%) NYC Middle-Market Banks³ 50 100 150 200 250 300 350 11/7/2017 6/16/2019 1/22/2021 8/31/2022 4/8/2024 Total Return Performance Since IPO relative to KRX² and NYC Banks³, Ī NYC Middle-Market Banks³ KBW Regional Banking Index (“KRX”) Metropolitan Commercial Bank 3 71 114 106 Metropolitan Commercial Bank KRX Index² 1 High Performing

Track Record of Strong Operating Performance 1 Annualized. 2 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 26. 3 CAGR from December 31, 2017 through March 31, 2024. 4 MCB closing stock price on April 15, 2024, of $33.31. Strong Book Value Growth Since IPO Tangible Book Value per Share2 Strong Operating Results 1Q 2024 $27.04 $30.34 $34.15 $39.25 $50.11 $51.70 $58.69 $59.31 2017 2018 2019 2020 2021 2022 2023 1Q 2024 4 1 High Performing 62.8% Efficiency Ratio 0.0% Avg. Last 5 Year Net Charge-offs % / Average Loans 3.40% Net Interest Margin1 0.91% Return on Average Assets1 1.4% Pre-Provision Net Revenue / Average Assets1 9.9% Return on Average Tangible Common Equity1, 2 56.2% Price / Tangible Book Value per Share4 5.48 Price / Last Twelve Months EPS4 Valuation Metrics As of April 15, 2024

Well Managed Net Interest Margin 1 Represents effective average daily Fed Funds rate. 2 Represents full-year NIM. Net Interest Margin Analysis 1.00% 1.83% 2.16% 0.36% 0.08% 1.68% 5.03% 5.33% 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.40% 2017 2018 2019 2020 2021 2022 2023 1Q 2024 Average Fed Funds Rate¹ MCB Net Interest Margin ("NIM")² Estimated Sensitivity of Annual Net Interest Income March 31, 2024 Fixed vs. Floating Rate Loans March 31, 2024 Fixed 73% Floating 3.09% 27% 1.53% -2.05% -4.51% -200 bps -100 bps +100 bps +200 bps Approximately 86% of floating rate loans due after one year have floors – Weighted average floor of 6.1% 5 High Performing 1

31.6% 32.0% 30.9% 3Q 2023 4Q 2023 1Q 2024 $5.5 $5.7 $6.2 3Q 2023 4Q 2023 1Q 2024 11.8% 11.5% 11.6% 3Q 2023 4Q 2023 1Q 2024 Highly Liquid and Resilient Balance Sheet 75% Insured deposits Deposits | ($ bn) CET1 Ratio1 Non-interest bearing Deposit % Deposit Profile at March 31, 2024 222% Uninsured Deposit Coverage Ratio2 BBB+ Kroll Deposit Rating 6 2 Safe & Sound $5.3 $5.6 $5.7 3Q 2023 4Q 2023 1Q 2024 Loans | ($ bn) 1 Common Equity Tier 1 Capital Ratio 2 Cash and available secured borrowing capacity divided by uninsured deposits.

Relationship Driven Commercial Bank with Strong Client Execution • Our Business Bankers have deep knowledge and expertise across multiple industries (e.g. law firms, resident healthcare, real estate property management, U.S. Trustee and Municipalities). • Full suite of retail financial service products targeting small, middle-market commercial businesses. • Commercial Lending group offers an array of commercial and industrial lending products providing our clients with custom lending solutions. • Commercial Real Estate ("CRE") Lending group has proven track record of successfully navigating today's complex real estate market. White-glove concierge service and a full suite of digital banking services allowing clients to easily manage their everyday banking needs. Core Banking Digital Transformation supports future business expansion, drives efficiencies and enables better client experience. Only TRUE mid-sized commercial bank headquartered in NYC. Our mission is to: • Help clients build and sustain generational wealth. • Offer a full range of banking and innovative financial servicesto businesses and individuals embracing an ever-evolving digital banking era. • Deliver enhanced client experiences through an innovative technology platform. • Provide modern and robust internal capabilities for our employees to support future business expansion and back-office efficiencies. Our Mission 7 3 Client Centric

Core Banking Digital Transformation Innovative 8 4 Investments in our Core Banking Platforms will provide enhanced client experiences and efficient and scalable operating systems for our employees Extensive digital proficiencies NextGen analytics capabilities API-based extensibility Optimized back-office processes Efficient loan servicing Core Banking Digital Transformation • Transformation to be completed by 2025 Service Areas • Payments (Wires, ACH & FedNow) • Digital Banking (Consumers & Commercial) • Fraud Risk Management • Core Processing • Contact Center / Client servicing • Statement Processing and Rendering • Teller System • Commercial Loan Origination and Servicing • Enterprise Datawarehouse

Loans and Deposits 9

Loan Portfolio Growth and Diversification 1 Gross of deferred fees and unamortized costs. 2 Certain prior period amounts adjusted to conform to current presentation. 3 Excludes owner-occupied. 4 Mobile Home Parks, Residential Condos/Co-ops, Temporary Shelters, Religious Orgs., Parking Lots and Garages, Restaurants and Entertainment Facilities * Includes commercial real estate, multifamily and construction loans. $5.7 billion Gross Loan Portfolio1, 2 March 31, 2024 | $ millions Diversified Loan Portfolio March 31, 2024 28% 8% 7% 6% 7% 5% 5% 3% 3% 3% 7% 18% 28% CRE: Skilled Nursing Facility ("SNF") 8% CRE: Multi-family 7% CRE: Office 6% CRE: Mixed Use 6% CRE: Hospitality 5% CRE: Retail 4% CRE: Land 3% CRE: Construction 3% CRE: Warehouse 3% CRE: Schools  $3& 0UIFSĩ 18% C&I 2% Consumer & 1-4 Family $2,504 $2,528 $2,644 $2,815 $2,840 $2,821 $1,362 $1,319 $1,494 $1,509 $1,684 $1,749 $909 $936 $955 $977 $1,051 $1,057 $78 $82 $72 $69 $67 $109 $4,853 $4,865 $5,165 $5,370 $5,642 $5,736 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Consumer & 1-4 Family C&I CRE: Owner Occupied CRE: Non Owner Occupied* 10 Average 1Q Yield: 7.23% CRE/RBC ratio3 : 363%

Relationship-Based Commercial Real Estate Lending Target Market • New York metropolitan area real estate entrepreneurs with a net worth in excess of $50 million • Primarily concentrated in the New York MSA • Well-diversified across multiple property types Key Metrics March 31, 2024 • Weighted average LTV of 61% • Owner occupied – 38% Composition by Type March 31, 2024 Composition by Region March 31, 2024 19% 14% 13% 9% 8% 8% 5% 4% 20% 19% Manhattan 14% Florida 13% Brooklyn 9% Bronx 8% Queens 8% New Jersey 5% Long Island 4% Other NY 20% Other States Majority of loans are originated through direct relationships or referrals from existing clients. 35% 10% 8% 8% 8% 6% 6% 4% 15% 35% Skilled Nursing Facilities 10% Multifamily 8% Office 8% Mixed Use 8% Hospitality 6% Retail 6% Land 4% Warehouse 15% Other CRE Total CRE loans: $4,610mm1 1 Net of deferred fees and unamortized costs. 11

Conservatively Underwritten Multi-family Portfolio 12 Overview March 31, 2024 | $ millions Stabilized1 Maturity Schedule March 31, 2024 | $ millions Origination Vintage March 31, 2024 | $ millions • Total Multi-family loans: $468 mm • Weighted average LTV of 53% • Recourse on 54%, notably with recourse on 99% of Transitional • Rent regulated of 41% • Rent regulated have weighted average LTV of 47% • Stabilized weighted average debt service coverage ratio of 2.12x Transitional1 Maturity Schedule March 31, 2024 | $ millions 1 Stabilized facilities provide cash flows adequate to support debt service and collateral value. Transitional are value-add opportunities that may have historic underlying issues or challenges that can be addressed and improved upon. 2 Based on Outstanding Balance. 3 Two out of market loans. 2024 2025 Thereafter Total Outstanding Balance $61 $54 $76 $191 Commitment Amount $61 $54 $77 $192 Avg. Commitment Size $6 $5 $8 $6 LTV2 53% 66% 66% 62% Rent Regulated2 8% 57% 15% 25% With Recourse2 100% 97% 100% 99% Nonperforming3 34% 0% 0% 11% WAC 8.4% 6.7% 6.6% 7.2% 2024 2025 Thereafter Total Outstanding Balance $95 $39 $143 $277 Commitment Amount $95 $39 $143 $278 Avg. Loan Size $4 $4 $4 $4 LTV2 56% 61% 39% 48% Rent Regulated2 45% 55% 56% 52% With Recourse2 9% 18% 33% 23% Nonperforming 0% 0% 0% 0% WAC 4.9% 4.5% 4.5% 4.7% $0 $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 2022 2023 2024 Outstanding Balance

Conservatively Underwritten, Locally Diversified CRE Office Portfolio Office by Region March 31, 2024 36% 6% 15% 31% 10% 36% Manhattan 15% Brooklyn 6% Queens 2% Bronx 31% NY Metro Area (outside NYC) 10% Non NY Metro Area Overview March 31, 2024 • Total Office loans: $378 mm • Weighted average LTV of 54% • Weighted average occupancy rate of 77%* • Weighted average debt service coverage ratio of 1.47x* • Total loans originated since March 2022 is 61% • Manhattan loans originated since March 2022 is 99% • Owner-occupied is 16.5% • Varying levels of recourse on approximately 54% of loans 13 * Excluding owner-occupied office properties. 1 Based on Outstanding Balance. 2 Single loan with "as is" LTV of 70%. Occupancy by Region March 31, 2024 Maturity Schedule March 31, 2024 | $ millions 57% 86% 61% 42% 86% 82% Non NY Metro Area NY Metro Area (outside NYC) Bronx Queens² Brooklyn Manhattan 2024 2025 Thereafter Total Outstanding Balance $117 $14 $246 $378 Commitment Amount $121 $14 $261 $396 Avg. Commitment Size $9 $2 $9 $8 LTV1 49% 39% 57% 54% Nonperforming 0% 0% 0% 0% WAC 6.5% 6.1% 5.6% 5.9%

Commercial & Industrial Growth Driven by Expertise in Specific Lending Verticals Target Market • Middle market businesses with revenues up to $400 million • Well-diversified across industries Key Metrics • Strong historical credit performance - Pledged collateral and/or personal guarantees from high-net-worth individuals support most loans - Target borrowers have strong historical cash flows, and good asset coverage C&I Composition March 31, 2024 25% 22% 12% 12% 7% 5% 4% 13% 25% Finance & Insurance 22% Skilled Nursing Facilities 12% Individuals 12% Other Healthcare 7% Services 5% Wholesale Trade 4% Manufacturing 13% Other 1 Certain prior period amounts adjusted to conform to current presentation. 14 C&I Portfolio1 March 31, 2024 | $ millions $229 $234 $233 $241 $260 $265 $119 $138 $169 $181 $206 $236 $176 $150 $131 $138 $137 $125 $100 $117 $113 $118 $128 $126 $58 $66 $74 $72 $77 $75 $49 $55 $58 $61 $56 $56 $53 $52 $51 $47 $45 $42 $125 $124 $126 $119 $142 $132 $909 $936 $955 $977 $1,051 $1,057 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Other Manufacturing Wholesale Services Other Healthcare Individuals Skilled Nursing Facilities Finance & Insurance

Diversified CRE and C&I Healthcare Portfolio • Active in Healthcare lending since 2002. • No realized losses since 2002 and no deferrals during the pandemic. • CRE – Skilled Nursing Facilities (“SNF”) – Average LTV of 71%. • Highly selective regarding the quality of Skilled Nursing Operators that we finance. • Borrowers are very experienced operators that typically have in excess of 1,000 beds under management and strong cash flows. Many further supported by vertically integrated related businesses. • Loans are made primarily in “certificate of need” states which limits the supply of beds and supports stable occupancy rates. • Stabilized SNF – 64% of CRE SNF portfolio. Stabilized facilities provide cash flows adequate to support debt service and collateral value. Borrowers’ primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 1.92x. • Non-stabilized SNF – are value-add opportunities that may have underlying issues or challenges that can be addressed and improved upon. By implementing operational and management changes, enhancing the quality of care, improving the payor mix, and optimizing efficiency, experienced operators can increase the facility's value and profitability. Operators that have a strong market share in the region can negotiate higher reimbursement rates by working with payers, such as Medicare and Medicaid, to negotiate higher reimbursement rates for the services provided by the SNF. C&I Healthcare Composition | March 31, 2024 65% 16% 11% 4% 65% SNF 16% Ambulatory Health Care Services 11% Medical Labs 4% Misc. Health Practitioners 2% Doctor Office 2% Ambulance Services CRE SNF - $1,590 mm C&I SNF - $236 mm C&I Other Healthcare - $126 mm CRE SNF $1,590 mm C&I SNF $236 mm C&I Other $126 mm Healthcare Portfolio | March 31, 2024 Total Healthcare loans: $1,952mm 15 Total C&I Healthcare loans: $362mm Overview March 31, 2024

Geographically Diversified Skilled Nursing Facility Portfolio CRE Skilled Nursing Facility Exposure by State March 31, 2024 C&I Skilled Nursing Facility Exposure by State March 31, 2024 31% 25% 12% 8% 24% 31% Florida 25% New York 12% New Jersey 8% Indiana 24% Other States 24% 35% 19% 5% 17% 24% New York 35% Florida 19% New Jersey 5% Pennsylvania 17% Other 16 Total CRE SNF loans: $1,590mm Total C&I SNF loans: $236mm

31% 61% 8% 31% Non-interest-bearing demand deposits 61% Money market & savings account 8% Time deposits 1Q Cost of total deposits: 3.16% Deposit Composition 1 Commonly referred to as the "crypto related business," which the Company exited in 2023. * Certain prior period amounts adjusted to conform to current presentation. ** GPG wind down. Deposit Verticals Composition Over Time | $ millions* Total Deposits | $ millions $4,784 $4,853 $5,231 $5,522 $5,737 $6,238 $494 $278 $5,278 $5,131 $5,231 $5,522 $5,737 $6,238 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 Digital Currency Businesses¹ Deposit Verticals Deposits Composition March 31, 2024 17 $1,226 $1,475 $1,539 $1,684 $1,667 $1,803 $869 $995 $1,125 $1,129 $1,181 $1,135 $840 $850 $839 $882 $890 $989 $598 $455 $502 $515 $655 $757 $747 $699 $731 $785 $781 $940 $495 $353 $332 $338 $325 $298 $9 $26 $163 $189 $238 $316 $4,784 $4,853 $5,231 $5,522 $5,737 $6,238 4Q 2022 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 EB-5, Title & Escrow, & Charter Schools Bankruptcy Trustees Other** Municipal Property Managers Retail Deposits with Loan Customers Retail Deposits

Core Banking Digital Transformation 18

Core Banking Digital Transformation 19 Overview • The Bank is modernizing its core, payments and online banking systems to drive continued growth. A modern stack will support future business expansion, drive efficiencies and enable a better client experience. • Digital Transformation will provide extensive digital proficiencies, NextGen analytics capabilities, API-based extensibility, optimized back-office processes and efficient origination and loan servicing. • Project to be completed in 2025 • Total estimated project costs – $12 - 13 million • Project costs to date – $2.4 million ($600,000 capitalized) 2024 2025 Service Description Partners Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Payments Hub (Wires) Payments Hub (ACH) Payments Hub (FedNow) Commercial Loans Origination and Servicing Enterprise Datawarehouse Licensing agreements being negotiated Digital Banking (Consumers) Fraud Risk Management Core Processing Contact Center / Core servicing Digital Banking (Commercial) Fraud Risk Management Statements Processing and Rendering Teller System - Go live.

Core Banking Digital Transformation Partners 20 Partners Service Areas About Finzly provides a modern, cloud-based, API-enabled operating system that serves as a parallel payment processing platform to a bank's core. Finzly offers a wide range of turnkey banking solutions, including a multi-rail payment for traditional payments on ACH and wires, instant payments on FedNow and RTP, foreign exchange, trade finance, compliance, and commercial banking digital experiences. Payments Hub (wires) Payments Hub (ACH) Payments Hub (FedNow) AFS is the global leader in providing advanced commercial loan servicing solutions to lending institutions of all sizes. Solely dedicated to the commercial lending industry, AFS is uniquely positioned to support our client’s business and technology transformation. Commercial Loans Origination and Servicing Snowflake enables organizations to mobilize their data with Snowflake’s Data Cloud. Customers use the Data Cloud to unite siloed data, discover and securely share data, power data applications, and execute diverse AI/ML and analytic workloads. Enterprise Datawarehouse

Selected Financial Information 21

Proven High Growth Business Model Loans1 | $ millions $1,404 $1,661 $2,791 $3,830 $6,436 $5,278 $5,737 $6,238 2017 2018 2019 2020 2021 2022 2023 1Q 2024 Deposits | $ millions $63 $83 $108 $142 $181 $256 $251 $67 2017 2018 2019 2020 2021 2022 2023 YTD 2024 Revenue | $ millions $12 $26 $30 $39 $60 $59 $77 $16 2017 2018 2019 2020 2021 ĩ Ī :5%  Net Income | $ millions 1 Loans, net of deferred fees and costs. 2 CAGR from December 31, 2017 through March 31, 2024. 3 CAGR from December 31, 2017 through 2023. 4 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 5 Includes a $5.5 million reversal of the regulatory settlement reserve. $1,421 $1,867 $2,678 $3,137 $3,732 $4,841 $5,625 $5,719 2017 2018 2019 2020 2021 2022 2023 1Q 2024 22

Highly Profitable, Scalable Model * Annualized 1 Non-GAAP financial measures. See reconciliation on slide 26. 2 Total non-interest expense divided by Total revenues. 3 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 4 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. Return on Average Assets Efficiency ratio2 10.5% 10.8% 11.3% 12.9% 15.2% 10.4% 12.6% 9.9% 2017 2018 2019 2020 2021 2022³ ĩ :5%  ROATCE1 52.1% 52.1% 55.4% 52.5% 48.3% 58.2% 52.5% 62.8% 2017 2018 2019 2020 2021 2022³ 2023 YTD 2024 Net Interest Margin 3.52% 3.70% 3.46% 3.26% 2.77% 3.49% 3.49% 3.40% 2017 2018 2019 2020 2021 2022 2023 YTD 2024 23 0.81% 1.31% 1.06% 1.02% 1.06% 0.90% 1.19% 0.91% 2017 2018 2019 2020 2021 2022 2023 2024*

Credit Metrics NCOs/Average Loans Non-Performing Loans/Loans ACL/Loans Non-Performing Loans/ACL 0.32% -0.06% -0.13% 0.01% 0.13% 0.00% 0.02% 0.00% 2017 2018 2019 2020 2021 2022 2023 1Q 2024 1.05% 1.02% 0.98% 1.13% 0.93% 0.93% 1.03% 1.02% 2017 2018 2019 2020 2021 2022 2023* 1Q 2024 0.24% 0.02% 0.17% 0.20% 0.28% 0.00% 0.92% 0.91% 2017 2018 2019 2020 2021 2022 2023 1Q 2024 22.8% 1.5% 17.1% 18.0% 29.6% 0.0% 89.5% 88.7% 2017 2018 2019 2020 2021 2022 2023* 1Q 2024 24 * Includes $2.3 million increase in ACL due to impact of CECL adoption on January 1, 2023.

Capital Ratios* Common Equity Tier 1 Capital Ratio 15.3% 13.2% 10.1% 10.1% 14.1% 12.1% 11.5% 11.6% 2017 2018 2019 2020 2021 2022¹ 2023² 1Q 2024 Minimum to be "Well Capitalized" * These capital ratios are for Metropolitan Bank Holding Corp. 1 Includes a $35.0 million charge for a regulatory settlement reserve in the fourth quarter of 2022. 2 Includes a $5.5 million reversal of the regulatory settlement reserve recorded in the fourth quarter of 2022. 3 Non-GAAP financial measure. See reconciliation to GAAP measure on slide 26. Tier 1 Leverage Ratio 13.7% 13.7% 9.4% 8.5% 8.5% 10.2% 10.6% 10.3% 2017 2018 2019 2020 2021 2022¹ 2023² 1Q 2024 Minimum to be "Well Capitalized" 19.9% 16.9% 12.5% 12.7% 16.1% 13.4% 12.8% 12.9% 2017 2018 2019 2020 2021 2022¹ 2023² 1Q 2024 Minimum to be "Well Capitalized" Total Risk-Based Capital Ratio TCE / TA3 12.7% 11.5% 8.5% 7.5% 7.7% 9.0% 9.2% 8.9% 2017 2018 2019 2020 2021 2022¹ 2023² 1Q 2024 25

Reconciliation of GAAP to Non-GAAP Measures * Tangible common equity divided by common shares outstanding at period-end. In addition to the results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this earnings presentation includes certain non-GAAP financial measures. Management believes these non-GAAP financial measures provide meaningful information to investors in understanding the Company’s operating performance and trends. These non-GAAP measures have inherent limitations and are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for an analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliations of non-GAAP/adjusted financial measures disclosed in this earnings presentation to the comparable GAAP measures are provided in the accompanying tables. 26 $ thousands, except per share data Q1 2024 2023 2022 2021 2020 2019 2018 2017 Average assets $ 7,185,768 $ 6,506,614 $ 6,621,631 $ 5,724,230 $ 3,863,013 $ 2,846,959 $ 1,951,982 $ 1,524,202 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible assets $ 7,176,035 $ 6,496,881 $ 6,611,898 $ 5,714,497 $ 3,853,280 $ 2,837,226 $ 1,942,249 $ 1,514,469 Average equity $ 667,009 $ 621,006 $ 578,787 $ 413,212 $ 320,617 $ 282,604 $ 251,030 $ 133,462 Less: Average preferred equity - - - 4,585 5,502 5,502 5,502 5,502 Average common equity 667,009 621,006 578,787 408,627 315,115 277,102 245,528 127,960 Less: average intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Average tangible common equity $ 657,276 $ 611,273 $ 569,054 $ 398,894 $ 305,382 $ 267,369 $ 235,795 $ 118,227 Total assets $ 7,453,371 $ 7,067,672 $ 6,267,337 $ 7,116,358 $ 4,330,821 $ 3,357,572 $ 2,182,644 $ 1,759,855 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Tangible assets $ 7,443,638 $ 7,057,939 $ 6,257,604 $ 7,106,625 $ 4,321,088 $ 3,347,839 $ 2,172,911 $ 1,750,122 Total Equity $ 673,541 $ 659,021 $ 575,897 $ 556,989 $ 340,787 $ 299,124 $ 264,517 $ 236,884 Less: preferred equity - - - - 5,502 5,502 5,502 5,502 Common Equity 673,541 659,021 575,897 556,989 335,285 293,622 259,015 231,382 Less: intangible assets 9,733 9,733 9,733 9,733 9,733 9,733 9,733 9,733 Tangible common equity (book value) $ 663,808 $ 649,288 $ 566,164 $ 547,256 $ 325,552 $ 283,889 $ 249,282 $ 221,649 Common shares outstanding 11,191,958 11,062,729 10,949,965 10,920,569 8,295,272 8,312,918 8,217,274 8,196,310 Book value per share (GAAP) $ 60.18 $ 59.57 $ 52.59 51.00 40.42 35.32 31.52 28.23 Tangible book value per share (non-GAAP)* $ 59.31 $ 58.69 $ 51.70 50.11 39.25 34.15 30.34 27.04 Total Revenue (GAAP) $ 66,713 $ 250,739 $ 255,751 $ 180,698 $ 141,924 $ 108,239 $ 83,177 $ 63,382 Less: Gain on sale of securities - - - 609 3,286 - (37) - (non-GAAP) $ 66,713 $ 250,739 $ 255,751 $ 180,089 $ 138,638 $ 108,239 $ 83,214 $ 63,382 For Year Ending

Reconciliation of GAAP to Non-GAAP Measures, continued (1) Annualized. 27 (dollars in thousands, except per share data) Net income (loss) $ 16,203 Regulatory remediation 2,304 GPG wind down 819 Digital transformation 1,805 Impact of adjustments 4,929 Tax impact (1,640) Impact of adjustments, net of tax 3,289 Adjusted net income (non-GAAP) $ 19,492 Diluted earnings per common share $ 1.46 Impact of adjustments 0.26 Adjusted diluted earnings per common share (non-GAAP) $ 1.72 Return on average assets (1) 0.91 % Impact of adjustments 0.18 Adjusted return on average assets (non-GAAP) 1.09 % Return on average equity (1) % 9.8 Impact of adjustments 2.0 Adjusted return on average equity (non-GAAP) 11.8 % Return on average tangible common equity (1) % 9.9 Impact of adjustments 2.0 Adjusted return on average tangible common equity (non-GAAP) 11.9 % Efficiency ratio (1) 62.8 % Impact of adjustments (7.4) Adjusted efficiency ratio (non-GAAP) 55.4 % Q1 2024